SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 31, 2003


                                EQUITY ONE, INC.
             (Exact name of registrant as specified in its charter)

                                    Maryland
                 (State or other jurisdiction of incorporation)


                              001-13499 52-1794271
          (Commission File Number) (I.R.S. Employer Identification No.)


                           1696 NE Miami Gardens Drive
                        North Miami Beach, Florida 33179
               (Address of principal executive offices) (Zip Code)


                                 (305) 947-1664
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events.

     On December 31, 2003, Equity One, Inc. (the "Company") entered into a Second Amended and Restated Employment Agreement with Howard Sipzner, its chief financial officer. Pursuant to this employment agreement, which has an initial term ending on January 1, 2007, subject to earlier termination or annual renewal, Mr. Sipzner receives an initial base salary of $300,000, which base salary is to be increased annually by the greater of six percent or the consumer price index for the year immediately preceding each anniversary of the agreement. The agreement provides that he may receive a bonus upon the achievement of performance-based targets as determined by the compensation committee of the board of directors, with the potential to receive a bonus up to 120% of his base salary. In the case of "high performance" for any year (defined to be the achievement by the Company of 150% of performance targets set by the compensation committee), Mr. Sipzner would receive an additional bonus equal to $200,000, and in the case of "super performance" for any year (defined to be the achievement by the Company of 200% of performance targets set by the compensation committee), Mr. Sipzner would receive an additional bonus equal to $400,000, in each case payable by the Company in shares of common stock valued in accordance with the agreement. Mr. Sipzner's employment agreement also required the grant by the Company of options to purchase 350,000 shares of its common stock at a price per share of $16.22. These options will vest in four installments of 87,500 shares on January 1, 2004, 2005, 2006 and 2007. In addition, his employment agreement required the issuance of 52,000 shares of our restricted stock vesting in four equal installments on January 1, 2004, 2005, 2006 and 2007. If Mr. Sipzner's employment is terminated "without cause" prior to, or one year after, a "change of control," each as defined in his employment agreement, Mr. Sipzner will receive a cash payment equal to 1.5 times the sum of his then-current base salary plus the bonus payment received by him for the most recently completed fiscal year and all options and shares of restricted stock held by him will vest immediately. If Mr. Sipzner resigns or is terminated for any reason within one year after a change of control he will receive a cash payment of 2.99 times the sum of his then-current base salary, the bonus payment received by him for the most recently completed fiscal year and the "value" (determined in accordance with the terms of his agreement) of a pro-rata portion of his annual long-term compensation. Upon Mr. Sipzner's death or disability, he or his estate will receive a cash payment equal to the lessor of his then-current base salary and the bonus payment received by him for the most recently completed fiscal year or the total amount of base salary and bonus that he would have received from the date of death or disability through the end of the term of the agreement. In addition, following his death or disability, all options and shares of restricted stock held by him will vest immediately.

Item 7. Financial Statements Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Business Acquired.

     Not applicable

(b)  Pro Forma Financial Information.

     Not applicable

(c)  Exhibits

     10.1 -- Second Amended and Restated Employment Agreement between Equity One, Inc. and Howard M. Sipzner

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Equity One has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                EQUITY ONE, INC.



Date:  January 6, 2003          By:  /s/ Chaim Katzman
                                     -------------------------------------
                                     Chaim Katzman
                                     Chairman and Chief Executive Officer

                                INDEX TO EXHIBITS


Exhibit        Number Description of Exhibit
-------        -----------------------------

10.1 Second Amended and Restated Employment Agreement between Equity One, Inc. and Howard M. Sipzner

                       SECOND AMENDED EMPLOYMENT AGREEMENT

     THIS SECOND AMENDED EMPLOYMENT AGREEMENT ("Agreement") is made on December 31, 2003, effective as of January 1, 2003 (the "Effective Date"), between EQUITY ONE, INC., a Maryland corporation (the "Employer"), and HOWARD M. SIPZNER (the "Employee") and replaces and supersedes in its entirety that certain First Amended Employment Agreement, dated as of September 1, 1999 between the Employer and the Employee.

                              W I T N E S S E T H:

     WHEREAS, the Employer desires to continue to employ the Employee on the terms and conditions set forth in this Agreement; and

     WHEREAS, the Employee desires to continue his employment with the Employer on the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Term. The term of this Agreement shall commence effective as of January 1, 2003 and shall continue until January 1, 2007 and shall be automatically renewed annually thereafter, unless either party gives the other party prior written notice at least 90 days prior to the termination date of the party's intent not to renew this Agreement.

     SECTION 2. Duties. The Employee is engaged to act as Executive Vice President, Chief Financial Officer and Treasurer of the Employer. He shall report to the Chief Executive Officer of the Employer and shall exercise such power and authority as may from time to time be delegated to him by the Chief Executive Officer, all as customary for the chief financial officer in a corporation of the size and nature of the Company.

     SECTION 3. Time Devoted; Residence. During the period of his employment hereunder, and except for illness, reasonable vacation periods, state, federal and religious holidays, the Employee shall work exclusively for the Company and devote all of his business time, attention, skill and efforts as shall be required for the faithful performance of his duties hereunder. In addition, during the term of this Agreement, the Employee shall maintain a residence in South Florida, at the Employee's sole cost and expense.

     SECTION 4. Compensation.

          (a) For all services rendered by the Employee in any capacity during his employment under this Agreement, the Employer shall pay the Employee an annual salary (the "Base Salary") equal to Three Hundred Thousand and No/l00 Dollars (US$300,000.00) per annum for 2003, payable, in advance, in quarterly installments, on the first day of each calendar quarter. The Base Salary shall be increased annually on January 1st of each year, commencing on January 1, 2004, by the greater of (i) six percent (6%) per year or (ii) the rate of increase of the Consumer Price Index as determined by the United States Department of Labor for the year immediately preceding each such January 1st.

          (b) For each year commencing with calendar year 2003, during which the Employee is employed by the Employer, the Employee shall be eligible to participate in a bonus plan maintained by the Employer that provides an annualized cash bonus opportunity (the "Bonus") upon achievement of performance targets (the "Targets"), with a targeted bonus opportunity equal to 60% of the Employee's then Base Salary (the "Bonus Amount"). The compensation committee of the Board of Directors, shall establish reasonable Targets for the Employee, which shall be similar to the Targets established for the Employer's other senior executives. However, the Employee acknowledges and agrees that the Targets utilized for calculating any Bonus payable to the Employee shall be determined by the compensation committee of the Board, in its sole reasonable discretion. The Targets shall be established no later than February 28th of each calendar year. The Targets for 2003 shall be in accordance with Exhibit A attached to this Agreement.

          The Employee shall be entitled to receive a single cash payment of the Bonus Amount for each calendar year not later than March 15th of the following year in accordance with the following schedule: for achieving less than 50% of the Targets, the Employee shall not be entitled to any Bonus; for achieving from 50% to less than 100% of the Targets, the Employee shall be entitled to one-half of the Bonus Amount; for achieving from 100% to less than 150% of the Targets, the Employee shall be entitled to the Bonus Amount; for achieving from 150% to less than 200% of the Targets ("High Performance"), the Employee shall be entitled to one and one-half of the Bonus Amount; and for achieving 200% or more of the Targets ("Super Performance"), the Employee shall be entitled to two times the Bonus Amount. Notwithstanding the foregoing, the Employee shall have the right, by providing written notice to the Employer no later than ten days after the Bonus Amount for any calendar year is finally determined, to elect to receive all or a specified portion of the Bonus Amount in shares of restricted stock of the Employer. For purposes of this Section, the shares of stock shall be valued at 85% of the average closing price of such shares during the 20 trading days preceding the date of such notice on the primary securities exchange on which such shares are listed and traded and shall vest over a period of two years. The restricted stock shall be issued under the Company's Incentive Plan (as defined below) or other, similar plan and shall be subject to such other terms as are contained in the Company's then current form of restricted stock agreement.

          (c) The Employer agrees to pay to the Employee an amount in cash equal to $28,080.00, which amount, the parties hereby acknowledge, has been paid by the Employer prior to the day hereof.

          (d) The Employer shall provide, at the Employer's cost, the Employee with a suitable automobile for his business use, including all related maintenance, repairs, insurance and other related costs.

          (e) The Employer shall provide, at the Employer's cost, the Employee with a cellular telephone and, at a location of the Employee's choice, with office furniture, business telephone lines and related telephone equipment, a computer and related peripherals, high speed Internet access, a copy machine, a facsimile machine and any other reasonably necessary office equipment.

          (f) The Employer shall reimburse the Employee for all reasonable expenses incurred by him in the discharge of his duties hereunder, including travel expenses, consistent with past practices. Any frequent flyer miles or points and similar benefits provided by hotels, credit card companies and others received by the Employee in connection with his business travel shall be retained by the Employee for his personal use. The Employee shall maintain detailed records of such expenses in such form as the Employer may reasonably request and make such records available to the Employer as and when requested.

          (g) All sums payable to the Employee hereunder shall be subject to all federal, state and municipal laws or governmental regulations now or hereafter in existence requiring the withholding, deduction, or payment therefrom of sums for income or other taxes payable by or for or assessable against the Employee, it being agreed that the Employer shall act thereon in accordance with its good faith interpretation of any such laws or regulations.

     SECTION 5. Incentive Compensation.

          (a) The Employer shall issue to the Employee, pursuant to the Employer's 2000 Executive Incentive Compensation Plan (the "Incentive Plan"), Options (as defined in the Incentive Plan) to acquire an aggregate of 350,000 shares of the Employer's common stock, par value $0.01 per share (the "Common Stock") pursuant to Stock Option Agreements substantially in the form attached hereto as Exhibit B. The exercise price of the Option shall be $16.22 per share. Options covering 87,500 shares shall vest in four equal installments on January 1, 2004, 2005, 2006 and 2007. Each Option granted hereunder shall expire ten years from the date of the grant of such Option.

          (b) In addition, the Employer agrees to issue to the Employee, pursuant to the Incentive Plan, 52,000 shares of Restricted Stock (as defined in the Incentive Plan) on the terms and subject to the conditions set forth in the Restricted Stock Agreement attached hereto as Exhibit C.

          (c) Finally, as additional "Bonus" payable under Section 4(b), (a) in the case of High Performance for any calendar year, the Employer agrees to issue to the Employee, pursuant to the Incentive Plan, a number of shares of Restricted Stock having a value, based on the 30-day trailing average closing price of the Employer's common stock as reported on the New York Stock Exchange (the "30-day Average") for the period ending on (and inclusive of) December 31 of the year of High Performance, of $200,000 (rounded up to the nearest whole share) or (b) in the case of Super Performance for any calendar year, the Employer agrees to issue to the Employee, pursuant to the Incentive

     Compensation Plan, a number of shares of Restricted Stock having a value, based on the 30-day Average for the period ending on (and inclusive of) December 31 of the year of Super Performance, of $400,000 (rounded up to the nearest whole share). Any shares to be issued pursuant to this paragraph shall be issued by the Employer within five (5) days of its payment of the Bonus earned under Section 4(b).

     SECTION 6. Participation in Benefit Plans. The Employee shall be entitled to participate in or receive benefits under all of the Employer's employee benefit plans and arrangements in effect on the date hereof or made available in the future to the senior executives and key management employees of the Employer, including without limitation, health, medical and retirement plans, and being entitled to be considered for awards under any existing or future incentive compensation plans, stock option plans or restricted stock plans, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements.

     SECTION 7. Vacation; Days Off. The Employee shall be entitled to take up to 20 business days of vacation, at times to be determined by agreement of the Employee and the Employer. In addition, the Employee may take such time as the Employee determines necessary to attend such meetings as may reflect the interests of the Employer, and the Employer shall reimburse the Employee for all of the expenses incurred thereby.

     SECTION 8. Illness. The Employee shall be entitled to take up to 30 days of sick leave per year; provided, however, that any prolonged illness resulting in absenteeism greater than the sick leave permitted herein or disability shall not constitute "cause" for termination under the terms of this Agreement.

     SECTION 9. Termination for Cause.

          (a) For purposes of this Agreement, the term "cause" shall mean:

               (1) The breach of any material provisions of this Agreement by the Employee;

               (2) The arrest and conviction of the Employee for a felony, capital crime or any crime involving moral turpitude, including but not limited to crimes involving illegal drugs, after all appeals; or

               (3) The commission or participation by the Employee in an act of fraud or dishonesty against the Employer that is materially injurious to the Employer.

          (b) The Employee may be terminated immediately following notice by the Employer for "cause," unless "cause" is by reason of subparagraph (a)(1), in which case the Employee shall have 30 days from the date of such notice to cure such breach, or if the breach cannot be reasonably cured within such 30 day period, to commence to cure such breach, to the satisfaction of the Employer's Board of Directors, within such 30 day period. If the Employee has not cured such breach to the satisfaction of the Board of Directors within 90 days after the date of such notice, the Employer shall give notice of termination to the Employee and this Agreement shall terminate as of the date of such notice. Upon termination of the Employee's employment pursuant to this Section 9(b), the Employee shall be entitled to be paid his Base Salary to the date of termination and the Employer shall have no further liability hereunder (other than for reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of Section 4 (e)).

     SECTION 10. Termination Without Cause; Resignation After Change of Control.

          (a) In the event the Employee is terminated as an employee of the Employer without cause prior to the occurrence of a Change in Control (as hereinafter defined) of the Employer or after the first anniversary of a Change of Control, then: (i) the Employee shall be entitled to receive as of the date of such termination a cash payment in an amount equal to 1.5 times the sum of his then Base Salary and the amount of his Bonus payment, if any (including the dollar value of the Restricted Stock issued to the Employee as additional Bonus under Section 5(c)), for the then most recently completed fiscal year, and (ii) all Options and Restricted Stock awards granted to the Employee hereunder or otherwise shall immediately vest.

          (b) In the event that, during the one year period (the "Change of Control Period") after a Change in Control of the Employer, the Employee resigns or is terminated for any reason, then: (i) the Employee shall be entitled to receive as of the date of such resignation a cash payment in an amount equal to 2.99 times (A) the sum of his then Base Salary and the amount of his Bonus payment, if any (including the value of the Restricted Stock issued to the Employer as additional Bonus under Section 5(c)), for the then most recently completed fiscal year, and (B) the then-current "value" of a pro rata portion of the Incentive Compensation awarded to the Employee under Section 5(a) and (b) (e.g., the "value" of 13,000 shares of Restricted Stock and 87,500 Stock Options), and (ii) all Options and Restricted Stock awards granted to the Employee hereunder or otherwise shall immediately vest. For purposes hereof, the "value" to be assigned to the Incentive Compensation under subsection (i)(B) shall be equal to (x) in the case of 13,000 shares of Restricted Stock, the product of the 30-day Average for the period ending on the day before the Change of Control, times 13,000, and (y) in the case of the 87,500 Stock Options, the product of (1) the difference between the weighted-average exercise price of such Stock Options awarded under Section 5(a) and the 30-day Average for the period ending on the day before the Change of Control, times (2) 87,500.

          (c) For purposes of this Agreement, "Change in Control" shall be deemed to have occurred upon:

               (i) Approval by the stockholders of the Employer of (x) a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the stockholders of the Employer immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Employer's then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to such reorganization, merger, consolidation or other transaction, or (y) a liquidation or dissolution of the Employer or (z) the sale of all or substantially all of the assets of the Employer (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned); or

               (ii) Individuals who, as of the Effective Date, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors, provided (A) that any person becoming a director subsequent to the Effective Date whose election, or nomination for election by the Employer's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board or a committee of directors appointed by a majority of the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Employer, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act) or (B) any individual appointed to the Board of Directors by the Incumbent Board shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

               (iii) The acquisition (other than from the Employer) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of more than 26% of either the then outstanding shares of the Employer's Common Stock or the combined voting power of the Employer's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "Controlling Interest") excluding, for this purpose, any acquisitions by (1) the Employer or its subsidiaries, or (2) any person, entity or "group" that as of the Effective Date beneficially owns (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) a Controlling Interest of the Employer or any affiliate of such person, entity or "group."

          (d) The Employee acknowledges and agrees that, notwithstanding anything in this Agreement to the contrary, a Change of Control shall not be deemed to have occurred for purposes of this Agreement if, after the consummation of any of the events described in Section 10(c), Chaim Katzman becomes or remains Chairman of the Board or Chief Executive Officer of the Successor Employer (as hereinafter defined) or if Gazit, Inc. and its affiliates own in the aggregate 26% or more of the outstanding voting securities of the Successor Employer. For purposes of this Agreement, the term "Successor

     Employer" shall mean the Employer, the reorganized, merged or consolidated Employer, or the acquiror (through merger or otherwise) of all or substantially all of the business and operations of the Employer, as the case may be.

     SECTION 11. Resignation by Employee. The Employee shall at all times have the right, upon 180 days' written notice to the Employer, to resign as an employee of the Employer. Upon any resignation by the Employee (except during the Change of Control Period), the Employee shall be entitled to be paid his Base Salary to the effective date of termination and an additional payment equal to the Bonus, if any, paid to the Employee with respect to the then most recently completed fiscal year, pro rated based on the portion of the current fiscal year that the Employee was employed by the Employer.

     Except as provided in the immediately preceding sentence and except for the reimbursement for reasonable business expenses incurred prior to the effective date of termination, subject, however, to the provisions of Section 4(e), the Employer shall have no further liability to the Employee hereunder.

     SECTION 12. Disability; Death.

     (a) The Employer shall at all times have the right, upon written notice to the Employee, to terminate the Employee's employment hereunder if the Employee shall, as the result of mental or physical incapacity, illness or disability, become unable to perform his duties hereunder for in excess of 120 days in any 12-month period. Upon any termination pursuant to this Section, (i) the Employer shall pay to the Employee as soon as practicable in a single payment an amount equal to Base Salary to the effective date of termination and an additional payment equal to the Bonus, if any, paid to the Employee with respect to the then most recently completed fiscal year, pro rated based on the portion of the current fiscal year that the Employee was employed by the Employer; plus (B) an amount equal to the lessor of (A) the sum of the then current Base Salary, plus an amount equal to the Bonus, if any, paid to the Employee with respect to the then most recently completed fiscal year, and (B) the total amount of Base Salary that the Employee would have received through the end of the term of this Agreement, plus an amount equal to the Bonus, if any, paid to the Employee with respect to the then most recently completed fiscal year pro rated for the portion of the current fiscal year following the date of termination through the end of the term of this Agreement and (ii) all Stock Options and Restricted Stock awards granted to the Employee hereunder or otherwise shall vest. Except as provided in the immediately preceding sentence and except for the reimbursement for reasonable business expenses incurred prior to the effective date of termination, subject, however, to the provisions of Section 4(e), the Employer shall have no further liability to the Employee hereunder.

     (b) In the event of the death of the Employee during the term of his employment hereunder, the Employer shall pay to the estate of the deceased Employee as soon as practicable, but in no event more than 30 days from the date of the Employee's death, in a single payment (i) an amount equal to the Base Salary to the date of the Employee's death and an additional payment equal to the Bonus, if any, paid to the Employee with respect to the then most recently completed fiscal year, pro rated based on the portion of the current fiscal year that the Employee was employed by the Employer; plus (ii) an amount equal to the lessor of (A) the sum of the then current Base Salary, plus an amount equal to the Bonus, if any paid to the Employee with respect to the then most recently completed fiscal year, and (B) (1)the total amount of Base Salary that the Employee would have received through the end of the term of this Agreement and (2) a bonus payment equal to the Bonus, if any, paid to the Employee with respect to the then most recently completed fiscal year times the number of years (pro rated for partial years) during the period commencing with the first day of the fiscal year in which the Employee died through the end of the term of this Agreement. In addition, in the event of the death of the Employee during the term of this Agreement, all Stock Options and Restricted Stock awards granted to the Employee hereunder or otherwise shall vest. Except as provided in the two immediately preceding sentences and except for the reimbursement for reasonable business expenses incurred prior to the date of the Employee's death, subject, however, to the provisions of Section 4(e), the Employer shall have no further liability to the Employee hereunder.

     SECTION 13. Resignation from Positions. Any termination of employment under this Agreement, whether or not voluntary, will automatically constitute a resignation, effective as of the date of such termination, by the Employee as to his positions as an officer and director of the Employer and its subsidiaries and as to all positions held by the Employee as trustee of any qualified or nonqualified trusts for the benefit of employees of the Employer.

     SECTION 14. Confidential Information.

          (a) Without the prior written consent of the Employer, except as may be required by law, the Employee will not, at any time, either during or after his employment by the Employer, directly or indirectly divulge or disclose to any person, entity, firm or association, including, without limitation, any future employer, or use for his own or others benefit or gain, any financial information, prospects, customers, tenants, suppliers, clients, sources of leads, methods of doing business, intellectual property, plans, products, data, results of tests or any other trade secrets or confidential materials or like information of the Employer, including (but not by way of limitation) any and all information and instructions, technical or otherwise, prepared or issued for the use of the Employer (collectively, the "Confidential Information"), it being the intent of the Employer, with which intent the Employee hereby agrees, to restrict him from dissemination or using any like information that is not readily available to the general public.

          (b) All books, records, accounts, tenant, customer, client and other lists, tenant, customer and client street and e-mail addresses and information (whether in written form or stored in any computer medium) relating in any manner to the business, operations, or prospects of the Employer, whether prepared by the Employee or otherwise coming into the Employee's possession, shall be the exclusive property of the Employer and shall be returned immediately to the Employer upon termination of the Employee's employment or on the Employer's request at any time.

     Upon the termination of his employment as an employee of the Employer, the Employee will immediately deliver to the Employer all lists, books, records, schedules, data, and other information (including all copies) of every kind relating to or connected with the Employer and its activities, business, and customers.

     SECTION 15. Non-Competition. In case of his termination with cause or his voluntary resignation from his employment with the Employer (other than a voluntary resignation during the Change of Control Period), the Employee specifically agrees that for a period of one year (the "Non-Competition Period") from and after the time of his termination with cause or voluntary resignation, the Employee shall not without the prior written consent of the Board of Directors of the Employer, directly or indirectly, (i) enter into the employment of, render any services to, engage, manage, operate, own, or otherwise offer other assistance to or participate in, as an officer, director, employee, principal, proprietor, representative, stockholder, partner, associate, consultant or otherwise, any person or entity that competes, plans to compete or is considering competing with the Employer in any business of the Employer existing or proposed at the time the Employee shall cease to perform services hereunder (a "Competing Entity") in the states of Texas or Florida or in any other state in which the Employer conducts material operations during the term of this Agreement (collectively, the "Territory"); (ii) interfere with or disrupt or attempt to disrupt, or take any action that could reasonably be expected to disrupt, any past or present or prospective relationship, contractual or otherwise, between the Employer and any tenant, customer, supplier, sales representative, consultant or employee of the Employer; (iii) directly or indirectly solicit for employment or attempt to employ, or assist any other entity in employing or soliciting for employment, either on a full-time or part-time or consulting basis, any employee or executive (whether salaried or otherwise, union or non-union) of the Employer who within one year of the time the Employee ceased to perform services hereunder had been employed by the Employer, or (iv) communicate with or solicit any person who was a tenant or customer of the Employer or any present or future tenant or customer of the Employer (including without limitation tenants or customers previously or in the future generated or produced by Employee), in any manner which interferes or might interfere with such tenant's or customer's relationship with the Employer, or in an effort to obtain such tenant or customer as a tenant or customer of any person in the Territory. Notwithstanding the foregoing, the Employee shall be permitted to own up to a five percent equity interest in a Competing Entity.

     SECTION 16. Violations of Covenants, Etc.

          (a) The Employee agrees and acknowledges that (i) the services to be rendered by him hereunder are of a special and original character that gives them unique value, (ii) that the provisions of Section 15, are, in view of the nature of the business of the Employer, reasonable and necessary to protect the legitimate interests of the Employer, (iii) that his violation of any of the covenants or agreements contained in this Agreement would cause irreparable injury to the Employer, (iv) that the remedy at law for any violation or threatened violation thereof would be inadequate, and (v) that the Employer shall be entitled to temporary and permanent injunctive or other equitable relief as it may deem appropriate without the accounting of all earnings, profits, and other benefits arising from any such violation, which rights shall be cumulative and in addition to any other rights or remedies available to the Employer. The Employee hereby agrees that in the event of any such violation, the Employer shall be entitled to commence an action in any court of appropriate jurisdiction for any such preliminary and permanent injunctive relief and other equitable relief.

          (b) The Employer and the Employee recognize that the laws and public policies of the various states of the United States and the District of Columbia may differ as to the validity and enforceability of certain of the provisions contained herein. It is the intention of the Employer and the Employee that the provision of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies of each state and jurisdiction in which such enforcement is sought, but that the unenforceability (or the modification to conform with such laws or public policies) of any provision hereof shall not render unenforceable or impair the remainder of this Agreement. Accordingly, if any provision of this Agreement shall be deemed to be invalid or unenforceable, as may be determined by an arbitral tribunal, this Agreement shall be deemed to delete or modify, as necessary, the offending provision and to alter the balance of this Agreement in order to render the same valid and enforceable to the fullest extent permissible as aforesaid.

     SECTION 17. Notice. Any notice required or permitted to be given hereunder shall be deemed given when actually delivered by overnight courier, facsimile, hand or United States mail, by registered or certified mail, return receipt requested, postage prepaid, to the parties at the following addresses (or such other address as may be given to the other party in writing):

                                    Equity One, Inc.
     To the Employer:               1696 NE Miami Gardens Drive
                                    Miami, Florida 33179
                                    Attention: Chief Executive Officer
                                    (305) 947-1734 (facsimile)

                                    Mr. Howard M. Sipzner
     To the Employee:               c/o Equity One, Inc.
                                    1696 NE Miami Gardens Drive
                                    Miami, Florida 33179
                                    (305) 947-1734 (facsimile)

                                    Mrs. Rhonda Sipzner
              with a copy to:       184-23 Radnor Road
                                    Jamaica Estates, New York 11432
                                    (718) 380-5190 (facsimile)


     SECTION 18. Waiver of Breach. The waiver by any party hereto of a breach or violation of any term or provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach or violation.

     SECTION 19. Assignment. Subject to the limitations below, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, representatives, successors and permitted assigns. The Employer shall have the right to assign this Agreement and its rights hereunder to any entity resulting from the reorganization, merger or consolidation of the Employer or with any entity to which the Employer may sell all or substantially all of its assets. The Employee acknowledges that his obligations hereunder are personal and unique and agrees that he will not assign this Agreement or any of his rights or obligations hereunder, except that the Employee may assign this Agreement to an entity or entities controlled by the Employee or the Employee's immediate family; provided, however, that the Employee shall provide the services required hereunder. For purposes of this Section, the Employee or his family shall be deemed to control an entity if the Employee and his immediate family own, in the aggregate, at least a majority of the ownership interest of such entity. Any attempted assignment in violation of this Section shall be void ab initio.

     SECTION 20. Attorneys' Fees. The Employer shall reimburse the Employee for the reasonable attorneys' fees and costs incurred by the Employee in connection with the review, negotiation and execution of this Agreement. In the event either party is required to seek legal counsel to enforce the terms and provisions of this Agreement, the prevailing party in any action shall be entitled to recover attorneys' fees and costs (including on appeal).

     SECTION  21.  Arbitration.  Except as to any action  commenced  pursuant to
Section 15, in the event of any controversy or claim between the parties to this Agreement arising out of, or relating to, this Agreement, or any breach thereof, whether that claim sounds in tort, contract, or any other legal theory, then that dispute shall be resolved by binding arbitration, and judgment upon the award(s) rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitral tribunal shall consist of one member, appointed by agreement between the parties; failing such agreement, an independent, neutral arbitrator will be appointed by the supervising authority. Arbitration will be held in Miami, Florida, under the American Arbitration Association's Rules of Commercial Arbitration and under the institutional supervision of the American Arbitration Association. The procedural law governing the arbitration shall be the law of Florida; the substantive law applied by the arbitrator shall be the law of Florida. The proceedings shall be conducted in the English language. Attorneys' fees and the costs of the arbitration, including the fees of the arbitrator, shall ordinarily be charged to the unsuccessful party, but the arbitrator shall have the power to apportion the legal fees and costs as the arbitrator deems fair and appropriate.

     SECTION 22. Entire Agreement. This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements, both oral and written, between the Employee and the Employer with respect to the Employee's employment by the Employer, except as are set forth in the Employee's employee handbook and all other plans, policies and procedures applicable to the executives of the Employer generally. This Agreement may be changed only by agreement in writing signed by both parties.

     SECTION 23. No Third Party Beneficiary. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto and their respective heirs, personal representatives, legal representatives, successors and assigns, any rights or remedies under or by reason of this Agreement.

     SECTION 24. Survival. Notwithstanding the termination or expiration of this Agreement, the obligations under Sections 11, 12, 13, 14, 15, 16 and 21 of this Agreement shall survive and remain in full force and effect.

     SECTION 25. Headings. The headings herein are for convenience of reference only and shall not be deemed to be part of the substance of this Agreement.

     SECTION 26. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed and original but all of which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                  EMPLOYER:

                                  EQUITY ONE, INC., a Maryland corporation


                                  By: /s/ Chaim Katzman
                                      -------------------------------------
                                  Chaim Katzman
                                  Chief Executive Officer


                                  EMPLOYEE:

                                  /s/ Howard M. Sipzner
                                  -----------------------------------------
                                             Howard M. Sipzner